UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):        January 17, 2012

Bank of the Ozarks, Inc.
(Exact name of registrant as specified in its charter)

Arkansas
(State or other jurisdiction of incorporation)

0-22759	71-0556208
(Commission File Number)	(IRS Employer Identification No.)
17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

(   )         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(   )         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

(   )         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

(   )         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The Registrant hereby furnishes its press release dated January 17, 2012 announcing 2011 earnings which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

See Item 2.02. Results of Operations and Financial Condition

Item 8.01	Other Events

On January 5, 2012 the Company and its subsidiary, Bank of the Ozarks (the “Bank”), were served with a summons and complaint filed on December 19, 2011 in the Circuit Court of Lonoke County, Arkansas, Division III, styled Robert Walker, Ann B. Hines and Judith Belk vs. Bank of the Ozarks, Inc. and Bank of the Ozarks, No. CV-2011-777.  The complaint alleges that the defendants have harmed the plaintiffs, former customers of the Bank, by improper, unfair and unconscionable assessment and collection of excessive overdraft fees from the plaintiffs.  According to the complaint, plaintiffs claim that the Bank employs sophisticated software to automate its overdraft system, and that this system unfairly and inequitably manipulates and alters customers’ transaction records in order to maximize overdraft penalties, particularly utilizing a practice of posting of items in “high-to-low” order, despite the actual sequence in which such items are presented for payment.  Plaintiffs claim that the Bank’s deposit agreements with customers do not adequately disclose the Bank’s overdraft assessment policies and are ambiguous, deceptive, unfair and misleading.  Plaintiffs’ complaint also alleges that these actions and omissions constitute breach of contract, breach of the implied covenant of good faith and fair dealing, unconscionable conduct, conversion, unjust enrichment and violation of the Arkansas Deceptive Trade Practices Act. The plaintiffs seek to have the case certified by the court as a class action for all Bank account holders similarly situated, and seek a declaratory judgment as to the wrongful nature of the Bank’s overdraft fee policies, restitution of overdraft fees paid by the plaintiffs and the putative class as a result of the actions cited in the complaint, disgorgement of profits as a result of the alleged wrongful actions and unspecified compensatory and punitive damages, together with pre-judgment interest, costs and plaintiffs’ attorneys’ fees.  The Company and the Bank have not yet responded to the complaint, but believe that the plaintiffs’ claims are without merit and intend to vigorously contest their claims.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

	99.1	Press Release dated January 17, 2012: Bank of the Ozarks, Inc. Announces 2011 Earnings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.
(Registrant)

Date:	January 17, 2012	/s/ Greg L. McKinney
Greg L. McKinney
Chief Financial Officer
and Chief Accounting Officer

Exhibit No.	Document Description

99.1	Press Release dated January 17, 2012: Bank of the Ozarks, Inc. Announces 2011 Earnings

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